Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

On Thursday, June 27, 2019, Enterprise Diversified, Inc. (the “Company”) sold 65% of its membership interest in Mt Melrose, LLC (“Mt Melrose”) to an unaffiliated third-party purchaser, Woodmont Lexington, LLC, a Delaware limited liability company (“Woodmont”). As has been previously reported, Mt Melrose owns and operates a portfolio of residential and other income-producing real estate in Lexington, Kentucky, and prior to this transaction had been a wholly-owned subsidiary of the Company.

As consideration for the transaction, Woodmont paid the Company $100,000 and agreed to assume full responsibility for the management and operation of Mt Melrose and its real estate portfolio. The Company has retained a 35% membership interest in Mt Melrose, with Woodmont now owning the other 65% membership interest. In connection with the transaction, the Company and Woodmont entered into a certain Amended and Restated Limited Liability Company Agreement of Mt Melrose, LLC dated June 27, 2019 (the “A&R LLC Agreement”). The A&R LLC Agreement sets forth the general terms and conditions governing the arrangements between the two members.

The following unaudited pro forma condensed combined balance sheet as of March 31, 2019, and the unaudited pro forma condensed combined statements of operations for the period ended March 31, 2019 and for the year ended December 31, 2018, are based on the historical audited financial statements of the seller after giving the pro forma effect to the sale. The sale will be accounted for using the equity method of accounting.

The unaudited pro forma condensed combined balance sheet as of March 31, 2019 assumes that the sale took place on that date. The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 give effect to the disposition as if it had occurred on January 1, 2018. The following unaudited pro forma condensed combined statement of operations for the period ended March 31, 2019 give effect to the disposition as if it had occurred on January 1, 2019.

These unaudited pro forma condensed combined financial statements (the “Pro Forma Financial Statements”) are provided for informational purposes only and are subject to a number of uncertainties and assumptions and do not purport to represent what the companies’ actual performance or financial position would have been had the sale occurred on the dates indicated and does not purport to indicate the financial position or results of operations as of any future date or for any future period. With respect to the Pro Forma Financial Statements, the unaudited condensed balance sheet and statement of operations as of and for the period ended March 31, 2019 were derived from (i) the Company’s unaudited condensed consolidated financial statements as of and for the three month period ended March 31, 2019, as included in its Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on May 9, 2019. With respect to the Pro Forma Financial Statements, the unaudited condensed statement of operations for the year ended December 31, 2018 was derived from (i) the Company’s audited condensed consolidated financial statements as of and for the year ended December 31, 2018, as included in its Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 28, 2019.

The pro forma condensed combined financial statements reflect management’s best estimate of the fair value of the tangible assets and liabilities retained based on information currently available. As subsequent valuations are performed, increases or decreases in the fair value of assets and liabilities retained may result in adjustments, which may be material, to the balance sheet and/or statement of operations.

The unaudited pro forma condensed combined financial statements include adjustments which give effect to the events that are directly attributable to the sale, are expected to have a continuing impact and are factually supportable.

ENTERPRISE DIVERSIFIED, INC.

And Subsidiaries

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of March 31, 2019

	Registrant Historical	Adjustments	Notes	Pro Forma
Assets
Current Assets
Cash and cash equivalents	$525,935	78,325	(a) (b)	$604,260
Accounts receivable, net	158,185	(57,021)	(a)	101,164
Inventory	159,477	(119,470)	(a)	40,007
Investments, at fair value	681,381			681,381
Other current assets	124,545	(63,117)	(a)	61,428
Total current assets	1,649,523			1,488,240
Real estate - held for investment, net	9,603,101	(8,998,525)	(a)	604,576
Real estate - held for resale	2,087,974	(2,047,927)	(a)	40,047
Property and equipment, net	1,250,445	(35,941)	(a)	1,214,504
Property and equipment - held for resale	73,212	(73,212)	(a)	—
Goodwill, net	1,237,036			1,237,036
Note receivable	173,281			173,281
Long-term investments, at fair value or net asset value	9,139,673	53,846	(c)	9,193,519
Lease right-of-use assets	162,142			162,142
Other assets	74,488			74,488
Total long-term assets	23,801,352			12,699,593
Total assets	$25,450,875			$14,187,833
Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable	$293,275	(35,465)	(a)	$257,810
Accrued bonus	133,763			133,763
Accrued expenses	236,930	(66,649)	(a)	170,281
Accrued interest	179,909	(179,909)	(a)	—
Deferred revenue	215,811			215,811
Lease liability, current	—			—
Notes payable, current	1,690,934	(891,901)	(d)	799,033
Total current liabilities	2,750,622			1,576,698
Lease liability, net of current portion	164,052			164,052
Notes payable, net of current portion	6,246,781	(5,782,666)	(d)	464,115
Total long-term liabilities	6,410,833			628,167
Total liabilities	9,161,455			2,204,865
Stockholders' Equity
Preferred stock	—			—
Common stock	328,160			294,565
Additional paid-in-capital	27,718,308			23,686,069
Treasury stock	(511,901)			(511,901)
Accumulated other comprehensive income	3,054			3,054
Accumulated deficit	(11,248,201)	(4,306,452)	(e)	(15,554,653)
Total stockholders' equity	16,289,420			11,982,968
Total liabilities and stockholders' equity	$25,450,875			$14,187,833

ENTERPRISE DIVERSIFIED, INC.

And Subsidiaries

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the three months ended March 31, 2019

	Registrant Historical	Adjustments	Notes	Pro Forma
Revenues - asset management	$696,980			$696,980
Revenues - real estate	182,506	(165,082)	(f)	17,424
Revenues - internet operations	274,902			274,902
Revenues - home services	357,077			357,077
Revenues - other	212,631			212,631
Total revenues	1,724,096			1,559,014
Cost of revenues - real estate	163,143	(145,478)	(f)	17,665
Cost of revenues - internet operations	87,613			87,613
Cost of revenues - home services	221,488			221,488
Total cost of revenues	472,244			326,766
Gross profit - asset management	696,980			696,980
Gross profit (loss) - real estate	19,363	(19,604)	(f)	(241)
Gross profit - internet operations	187,289			187,289
Gross profit - home services	135,589			135,589
Gross profit - other	212,631			212,631
Total gross profit	1,251,852			1,232,248
Selling, general and administrative expenses	760,495	(103,334)	(f)	657,161
Income from operations	491,357			575,087
Interest expense	160,213	(148,808)	(f)	11,405
Other income, net	42,625	(31,297)	(f)	11,328
Total other income (loss)	(117,588)			(77)
Income before income taxes	373,769			575,010
Income tax benefit (expense)	—			—
Net income	373,769			575,010
Less: net income attributable to the noncontrolling interest	—			—
Net income attributable to Enterprise Diversified, Inc. stockholders	$373,769			$575,010
Earnings per share, basic	0.15			0.23
Weighted average number of shares, basic	2,544,776			2,544,776

ENTERPRISE DIVERSIFIED, INC.

And Subsidiaries

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the year ended December 31, 2018

	Registrant Historical	Adjustments	Notes	Pro Forma
Revenues - asset management	$(77,5249)			$(77,5249)
Revenues - real estate	778,657	(778,657)	(f)	—
Revenues - internet operations	1,168,843			1,168,843
Revenues - home services	3,077,631			3,077,631
Revenues - other	160,492			160,492
Total revenues	4,410,374			3,631,717
Cost of revenues - real estate	450,859	(450,859)	(f)	—
Cost of revenues - internet operations	325,234			325,234
Cost of revenues - home services	2,003,876			2,003,876
Cost of revenues - other	202,533			202,533
Total cost of revenues	2,982,502			2,531,643
Gross profit (loss) - asset management	(775,249)			(775,249)
Gross profit - real estate	327,798	(327,798)	(f)	—
Gross profit - internet operations	843,609			843,609
Gross profit - home services	1,073,755			1,073,755
Gross profit (loss) - other	(42,041)			(42,041)
Total gross profit	1,427,872			1,100,074
Selling, general and administrative expenses	3,559,119	(920,309)	(f)	2,638,810
Income (loss) from operations	(2,131,247)			(1,538,736)
Impairment expense	1,719,701	(964,743)	(f)	754,958
Interest expense	552,206	(523,672)	(f)	28,534
Other income, net	182,032	(72,158)	(f)	109,874
Total other income (loss)	(2,089,875)			(673,618)
Income (loss) before income taxes	(4,221,122)			(2,212,354)
Income tax benefit (expense)	—			—
Net income (loss)	(4,221,122)			(2,212,354)
Less: net income (loss) attributable to the noncontrolling interest	(380,437)	380,437	(g)	—
Net income (loss) attributable to Enterprise Diversified, Inc. stockholders	$(3,840,685)			$(2,212,354)
Earnings (loss) per share, basic	(1.56)			(0.90)
Weighted average number of shares, basic	2,461,428			2,461,428

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(a)	This adjustment reflects the disposition of assets and liabilities previously held by Mt Melrose, LLC that, upon the sale, will be deconsolidated from Enterprise Diversified Inc.’s financials.

(b)	Included in this adjustment is an additional $100,000 representing the consideration paid by Woodmont Lexington, LLC.

(c)	This adjustment accounts for the initial fair value of Enterprise Diversified, Inc.’s remaining 35% interest in Mt Melrose, LLC given the purchase consideration.

(d)

This adjustment reflects the disposition and deconsolidation of liabilities previously held by Mt Melrose, LLC, less specifically named liabilities retained by Enterprise Diversified, Inc. as part of the purchase agreement.

(e)

This adjustment reflects the estimated loss arising from the transaction on June 27, 2019. This estimated loss has not been reflected in the pro forma condensed combined statements of operations as it is considered to be nonrecurring in nature.

(f)	This adjustment reflects the elimination of revenues, cost of goods sold, selling, general, and administrative expenses, and other income and expenses from the sale of the Mt Melrose, LLC entity.

(g)	This adjustment reflects the elimination of any income (loss) attributable to the non-controlling interest, as there would be no non-controlling parties had the sale occurred as of January 1, 2018.